Exhibit 10.4

Exhibit C

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 2, 2009 (the “Effective Date”), by and among Select Comfort Corporation, a Minnesota corporation (the “Company”), and the undersigned buyer (each, a “Buyer” and, collectively, the “Buyers”).

WHEREAS:

A.                                   In connection with the Securities Purchase Agreement, by and among the parties hereto and dated as of October 2, 2009 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue at the Closing (as defined in the Securities Purchase Agreement) to the Buyers (i) shares (the “Common Shares”) of the Company’s common stock, $0.01 par value ( “Common Stock”) and (ii) a warrant to purchase shares of Common Stock (such warrant, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated or modified and in effect from time to time, being referred to as the “Warrant”; and the shares of Common Stock issuable upon exercise of the Warrant being referred to as the “Warrant Shares”); and

B.                                     Pursuant to the Securities Purchase Agreement, the Company has agreed to provide to the Buyers certain registration rights under the Securities Act of 1933, as amended, or any similar successor statute, and the rules and regulations thereunder (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer, intending to be legally bound, agree as follows:

1.                                       DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.             “1934 Act” means, collectively, the Securities Exchange Act of 1934, as amended, or any similar successor statute, and the rules and regulations thereunder.

b.             “Average Daily Trading Volume” means the average daily trading volume of the Common Stock on the Principal Market during the period beginning at 9:30 a.m. New York City time (or such other time as its Principal Market publicly announces is the official open of trading) and ending at 4:00 p.m. New York City time (or such other time as its Principal Market publicly announces is the official close of trading) as reported by Bloomberg Financial Markets (or any successor thereto) (“Bloomberg”) during the ten (10) Trading Days ending on the Trading Day immediately prior to the day on which a sale is to be effected.

c.             “Block Trade” means any single trade for at least 5,000 shares of Common Stock on the Company’s Principal Market.

d.             “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

e.             “Company Securities” means any security (as defined in Section 2(a)(1) of the 1933 Act) issued by the Company after the Effective Date.

f.              “FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor thereto.

g.             “Initial Effectiveness Deadline” means the earlier of (i) the date that is seventy-five (75) days after the Closing Date, and (ii) the fifth Business Day after the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comment (i.e., all outstanding comments thereon have been resolved to the satisfaction of the SEC staff).

h.             “Initial Filing Deadline” means the later of (i) October 31, 2009, or (ii) the fifth Business Day after the Closing Date.

i.              “Form S-3” means such form of registration statement under the 1933 Act as in effect on the date hereof or any successor form under the 1933 Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC after the effective date of such registration statement.

j.              “Investor” means the Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

k.             “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental or any department or agency thereof, or any other legal entity.

l.              “Principal Market” means, with respect to the Common Stock, the Nasdaq Global Select Market; provided, however, that, if at any time after the date of this Agreement the principal national stock exchange or trading market for Common Stock is other than the Nasdaq Global Select Market, “Principal Market” shall at such time mean, with respect  to the Common Stock, such other national stock exchange or trading market; and, with respect to any other security, “Principal Market” means the principal national securities exchange or trading market for such security.

m.            “Qualified Financing Transaction” means any transaction: (i) involving the issuance of 5% or more of any class of Company Securities, or (ii) the primary purpose of which is to satisfy, extinguish or otherwise refinance the Company’s outstanding indebtedness under the amended and restated credit agreement with the Company’s lenders.

n.             “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

o.             “Registrable Securities” means (i) the Common Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrant and (iii) any shares of capital stock of the Company issued or issuable with respect to the Common Shares, the Warrant Shares or the Warrant as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any such Registrable Securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, or (B) such securities are sold in accordance with Rule 144 (as defined in Section 8).

p.             “Registration Statement” means the registration statement of the Company filed with the SEC under the 1933 Act pursuant to Section 2(a) hereof covering the Registrable Securities.

q.             “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

r.              “SEC” means the U.S. Securities and Exchange Commission, or any successor thereto.

s.             “Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on the Principal Market for less than 4.5 hours.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.                                       MANDATORY REGISTRATION.

a.             Mandatory Registration.  The Company shall prepare and file with the SEC a Registration Statement on Form S-3 (subject to Section 2(c)), covering the resale of all of the Registrable Securities no later than the Initial Filing Deadline.

b.             Form of Registration. In the event that Form S-3 is not available for the registration of the resale of the Registrable Securities hereunder, the Company shall (i) register the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Buyer and (ii) undertake to register such Registrable Securities on Form S-3 (by post-effective amendment to the existing Registration Statement or otherwise) as soon as such form is available; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Form S-3 covering the Registrable Securities has been declared effective by the SEC.

c.             Effectiveness Deadline.  The Company shall use all commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline.  Notwithstanding the foregoing, the Initial Effectiveness Deadline shall be extended, without liability, in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Investor to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act.  In addition, in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from events or circumstances that are beyond the reasonable control of the Company, the Initial Effectiveness Deadline shall be automatically extended to the earlier of (i) the date that is ninety (90) days after the Closing Date, and (ii) the tenth Business Day after the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comment (i.e., all outstanding comments thereon have been resolved to the satisfaction of the SEC staff).

d.             Allocation of Registrable Securities in the Initial Registration.  The Company will not include in the Registration Statement any securities which are not Registrable Securities.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.

3.                                       RELATED OBLIGATIONS.

Whenever the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, or the Company is otherwise obligated to file a Registration Statement pursuant to this Agreement, the Company shall use all commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.             No later than the second Business Day after the Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act.  The Company shall use commercially reasonable efforts to keep each Registration Statement continuously effective at all times until the earlier of: (i) the first date as of which the Investor may then sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144, and (ii) one hundred and eighty (180) days after the Closing Date (the “Registration Period”).  If (i) the Company desires to undertake and consummate a rights offering with respect to certain shares of the Common Stock (the “Rights Offering”), which determination shall be in the sole discretion of the Company’s board of directors, (ii) the Investor beneficially owns more than ten (10%) of the Company’s outstanding Common Stock (after giving effect to the Rights Offering) as a result of the Investor’s participation in the Rights Offering, and (iii) the Investor’s participation that resulted in the Investor acquiring beneficial ownership of more than 10% of the Company’s outstanding Common Stock was required in order for the Company to satisfy the minimum gross proceeds condition to the closing of the Rights Offering, then the Company agrees that the Registration Period will be extended such that the Registration Period will continue until one hundred and eighty (180) days after the date on which Investor acquired those shares that caused the Investor to beneficially own more than 10% of the Common Stock (the “Extended Registration Period”).  The Registration Statement (including any amendments or supplements thereto and any prospectuses (preliminary, final, summary or free writing) shall comply as to form and content with the applicable requirements of the 1933 Act and not contain or incorporate by reference any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  The Registration Statement shall contain a “plan of distribution” approved by the Investor.  The term “commercially reasonable efforts” shall mean, among other things, that the Company shall respond to any comments of the staff of the SEC with respect to a Registration Statement as promptly as reasonably practicable and shall submit to the SEC, as promptly as reasonably practicable after the Company learns that no review of a Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

b.             The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with such Registration Statement (which prospectus supplements shall be filed pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act) as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of any amendment or supplement to a Registration Statement or prospectus that is required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable and permitted by law, or shall file such amendments or supplements with the SEC on the same day.  The Company shall use all commercially reasonable efforts to cause any post-effective amendment to a Registration Statement to become effective as soon as practicable after such filing.  No later than the second Business Day after a post-effective amendment to a Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act.

c.             The Investor shall have the right to select one legal counsel to review such Registration Statements (“Legal Counsel”).  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.  Without limiting the foregoing, the Company shall (A) permit Legal Counsel to review and comment upon any Registration Statement and any amendment or supplement to any Registration Statement (or to any prospectus included therein) at least five (5) Business Days prior to its filing with the SEC, and (B) not file any Registration Statement, amendment or supplement described in the foregoing clause (A) in a form to which Legal Counsel reasonably objects in writing on a timely basis, unless in the good faith opinion of the Company, after consultation with its outside counsel, such filing is necessary to comply with applicable law. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without providing prior notice thereof to Legal Counsel and the Investor.  The Company shall furnish (which may be by e-mail) to Legal Counsel, without charge, (i) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits that have not been filed via the SEC’s EDGAR filing system (or successor thereto) and (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d.             The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference that have not been filed via the SEC’s EDGAR filing system (or successor thereto), all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, at least one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.             The Company shall use all commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investor of the Registrable Securities covered by a Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States reasonably requested by any Investor, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e) or (y) subject itself to general taxation in any such jurisdiction.  The Company shall promptly notify Legal Counsel and the Investor that holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.              The Company shall notify Legal Counsel and the Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which any prospectus included in, or relating to, a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver at least one copy of such supplement or amendment to Legal Counsel and the Investor.  The Company shall also promptly notify Legal Counsel and the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.             The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and the Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.             At the reasonable request (in the context of the securities laws) of any Investor, or in the case of an underwritten offering upon the request of any underwriter, the Company shall furnish to such Investor or underwriter, as the case may be, on the date of the effectiveness of the Registration Statement and on such other dates as such Investor or underwriter may reasonably request (i) a “comfort letter,” dated such date, from the Company’s independent registered public accountants, in form and substance as is customarily given by independent registered public accountants to underwriters in an underwritten public offering, addressed to the Investor and any underwriters (or if such accountants are prohibited by generally accepted auditing standards from issuing such a “comfort letter” to an Investor, the Company shall furnish to such Investor an “agreed upon procedures” letter covering the same matters to the greatest extent possible, and otherwise in customary form and substance), and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given to underwriters in an underwritten public offering, addressed to such Investor or underwriter, as the case may be.  Notwithstanding anything to the contrary in this Agreement, in no event shall Investor be permitted to request that the Company, nor shall the Company in any way be obligated to, enter into any written agreement, arrangement, or understanding to engage a third party to act as an underwriter.

i.              At the reasonable request (in the context of the securities laws) of any Investor or, in the case of an underwritten offering, upon the request of any underwriter, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investor (collectively, the “Inspectors”), and in the case of an underwritten offering by any underwriter and its legal counsel and representatives, all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by such Inspector or underwriter, as the case may be, and cause the

Company’s officers, directors or employees, as the case may be, to supply such relevant information that any Inspector or underwriter may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor or underwriter) or use of any Record or other information that the Company determines in good faith to be confidential, and of which determination such Inspectors is so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which such Inspector has knowledge.  The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or any other confidentiality agreement between the Company and any Investor) shall be deemed to limit any Investor’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations, provided that such Investor receiving information pursuant to this Section 3(i) complies with its confidentiality obligations pursuant to this Section 3(i).

j.              The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.             The Company shall use all commercially reasonable efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l.              The Company shall cooperate with the Investor who holds Registrable Securities being offered and the underwriters, if any, and, to the extent applicable, facilitate the timely preparation and delivery of certificates or uncertificated shares (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates or uncertificated shares to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

m.            The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

n.             If requested by an Investor, the Company shall (i) as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or make amendments to any Registration Statement or prospectus if reasonably requested by an Investor.

o.             The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

p.             The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

q.             The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

r.              Within two (2) Business Days after a Registration Statement that covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A, provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(r) and any subsequent notices to such new transfer agent.

s.             To the extent not made by the underwriters in the case of an underwritten offering, the Company shall make such filings with FINRA, pursuant to NASD Rule 2710 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investor of Registrable Securities pursuant to a Registration Statement, including reasonably cooperating with any broker-dealer through which any Investor proposes to resell Registrable Securities and promptly responding to any comments received from FINRA.

t.              The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as the any of the Investor or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities and any other securities covered by a

Registration Statement.  Without limiting the foregoing, in connection with any underwritten offering and taking into account the Company’s business needs, the Company shall make appropriate officers of the Company available for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary “road show” materials, in each case in accordance with the recommendations of the underwriters and in all respects in a manner consistent with other issuances of securities in an offering of a similar size to such offering of the Registrable Securities.

u.             The Company shall notify the Investor and the managing underwriters, if any, as promptly as reasonably practicable, and (if requested by any such Person) confirm such notice (which notice shall, pursuant to clauses (ii), (iii), (v) and (vi) hereof, be accompanied by an instruction to suspend use of the Prospectus until the requisite changes have been made) in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 4(t) (including any underwriting agreement) cease to be true and correct in any material respect, if and only to the extent that such representations and warranties are continuing under such agreement or if there is a continuing prospectus delivery requirement, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the occurrence of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a Registration Statement, prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.             OBLIGATIONS OF THE INVESTOR.

a.             At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement and at lease five (5) Business Days prior to the filing of any amendment or supplement to a Registration Statement or prospectus, the Company shall notify the Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each an “Information Request”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.             The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement in which any Registrable Securities held by such Investor are being included.  No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of Sections 2, 3 or 10.

c.             The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) or, in the case of an offering pursuant to Rule 415, receipt of a Suspension Notice, such Investor will promptly discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required or that the Black Out has ended.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor provides reasonable evidence that such Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(u).

d.             The Investor agrees, in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to this Agreement in which such Investor has elected to include Registrable Securities, if requested (pursuant to a written notice) by the managing underwriter(s) not to effect any public sale or distribution of any common equity securities of the Company (or securities convertible into or exchangeable or exercisable for such common equity securities) (except as part of such underwritten offering) during the period commencing not earlier than 7 days prior to and continuing for not more than 90 days (or such shorter period as the managing underwriter(s) may permit) after the effective date of the related Registration Statement (or date of the prospectus supplement if the offering is made pursuant to a “shelf” registration) pursuant to which such underwritten offering shall be made; provided, that such Investor shall only be so bound so long as and to the extent that each executive officer and director of the Company and other shareholder having registration rights with respect to the securities of the Company is similarly bound.

5.             EXPENSES OF REGISTRATION.

All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings and qualifications pursuant to, or otherwise in connection with the Company’s compliance with its obligations under, Sections 2 and 3, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.  The Company shall also reimburse the Investor for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings and qualifications pursuant to Sections 2 and 3 of this Agreement in an amount not to exceed $50,000 per Registration Statement.  In no event, however, will the Company be responsible for any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement, and Investor shall be responsible for any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by it, except as provided in the preceding sentence with respect to Legal Counsel, in connection with any Registration Statement.

6.             INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.             To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor and any underwriter, and the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency authority, or body (including the SEC or any state securities commission, authority or self-regulatory organization, in the United States or anywhere else in the world), whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in (including by way of incorporation be reference) a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filings”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained (including by way of incorporation by reference) in any preliminary, final, summary or free writing prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein (including by way of incorporation be reference) any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein (including by way of incorporation be reference) were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus (or amendment or supplement thereto) was timely filed with the SEC and furnished by the Company to such Investor pursuant to Section 3(d), (ii) shall not apply to a Claim by an Indemnified Person arising out of or based upon sales of Registrable Securities by such Indemnified Person pursuant to a Registration Statement in violation of Section 4(c), and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

b.             In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon (i) any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or (ii) sales of Registrable Securities by such Indemnified Person pursuant to a Registration Statement in violation of Section 4(c) and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such Claim.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of the Registrable Securities by an Investor pursuant to Section 9.

c.             Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Company shall pay reasonable fees for up to one separate legal counsel (plus local counsel) for the Investor, and such legal counsel shall be selected by the Investor holding at least two-thirds (2/3) in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The indemnifying party shall keep the Indemnified Person or Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Person or Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Person or Indemnified Party is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person or Indemnified Party of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Person or Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person or Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.             The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.             The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Person or Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.             CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any Investor shall be limited to an amount equal to the net amount of proceeds received by such Investor from the sale of such Registrable Securities pursuant to the Registration Statement giving rise to such action or claim for indemnification, less the amount of any damages that such Investor has otherwise been required to pay in connection with such sale.

8.             REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.             make and keep public information available, as those terms are understood and defined in Rule 144;

b.             maintain, and not terminate, its status as an issuer required to file reports under the 1934 Act;

c.             file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

d.             furnish to the Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (or information regarding the locations thereof on the SEC’s EDGAR filing system or successor thereto), and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

The obligations of the Company under this Section 8 shall continue for a period of twelve (12) months following the Closing Date; provided that if, as of the Closing Date, such Investor is, or pursuant to the Rights Offering becomes, an affiliate (as defined in Rule 144) of the Company, then such period shall be extended to twenty-four (24) months.  In no event shall the Company be required to comply with this Section 8 if it ceases to maintain the registration of its Common Stock under the 1933 Act as a result of a “going private” transaction approved by the Company’s shareholders.

9.             ASSIGNMENT OF REGISTRATION RIGHTS.

The rights and obligations under this Agreement shall not be assignable directly or indirectly whether by operation of law, merger or sale of substantially all the assets or stock of the Company or Investor.

10.           LIMITATIONS ON REGISTRATION RIGHTS.

a.             Suspension of Trading.  At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the Company stating that the Board of Directors of the Company in good faith reasonably believes that the effectiveness of and sales of Registrable Securities under the Registration Statement would: (i) materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or (ii) require public disclosure of a material transaction or event prior to the time such disclosure might otherwise be required.  Upon receipt of a Suspension Certificate by the Investor, it shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held for a specified period of time (a “Suspension Period”) not to exceed twenty (20) calendar days.  The Registration Period or Extended Registration Period shall be automatically extended by the number of days that elapse during any Suspension Period.

b.             Discontinued Disposition.  By its acquisition of Registrable Securities, the Investor agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(u)(ii)-(vi), the Investor will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing by the Company, but in no event more than twenty (20) calendar days, that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed (a “Black-Out” and together with any Suspension Period, the “Covered Periods”). The Company shall be permitted to cause the Investor to refrain from selling or otherwise transferring or disposing of any Registrable Securities for up to three (3) Covered Periods during the Registration Period.  If the Extended Registration Period is triggered, then the Company shall be permitted to cause the Investor to refrain from selling or otherwise transferring or disposing of any Registrable Securities for one (1) additional Covered Period during the Extended Registration Period.  The Registration Period or Extended Registration Period shall be automatically extended by the number of days that elapse during any Black-Out.

c.             Qualified Financing Disposition Restriction.  Notwithstanding anything to the contrary, until the earlier to occur of: (i) six months after the Closing Date, or (ii) the date the Company closes on a Qualified Financing Transaction, the Investor will be deemed to have agreed, by virtue of its acquisition of Registrable Securities, to the Company’s right to cause the Investor to refrain from selling or otherwise transferring or disposing of any Registrable Securities, at any time for up to thirty (30) days, upon receipt of a notice from the Company that it is planning to enter into a definitive agreement in connection with a Qualified Financing Transaction (“Financing Black-Out”).  The Financing Black-Out may only be exercised by the Company on one occasion.  The Registration Period or Extended Registration Period shall be automatically extended by the number of days that elapse during any Financing Black-Out.

d.             Trading Volume Limitations.  The Investor covenants and agrees that until the earlier to occur of: (i) six months after the Closing Date, or (ii) the date the Company closes on a Qualified Financing Transaction, it shall be prohibited, on any Trading Day, from selling (including short sales) or otherwise disposing of, whether pursuant to a Registration Statement or otherwise, Registrable Securities held by such Investor that would represent greater than ten percent (10%) of the Average Daily Trading Volume.  The Investor also may submit a request to the Company that it be permitted to execute a Block Trade not otherwise permitted under this Section 10(d), which request shall be subject to the prior approval of the Company, which approval shall not be unreasonably withheld, conditioned or delayed.

e.             Stop Orders.  The Company may impose stop transfer instructions to enforce the provisions of this Section 10.

11.           AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

12.           TERMINATION.

a.             This Agreement shall terminate and be of no further force and effect upon the earlier to occur of: (i) the date on which the Company terminates the registration of its Common Stock under Section 12 of the 1933 Act, or (ii) the date on which the Registration Period ends.  Notwithstanding the foregoing, the terms and conditions of Sections 5, 6, 7, 10, 11, 12 and 13 shall survive any termination of this Agreement until the thirtieth (30th) day following the expiration of the statute of limitations applicable to the Violations in question.

b.             If at any time the Securities Purchase Agreement is terminated without a Closing (as defined in the Securities Purchase Agreement) having occurred, this Agreement will automatically terminate concurrent with the termination of the Securities Purchase Agreement.  For the avoidance of doubt, in the event of a termination pursuant to this Section 12(b), none of the rights or obligations of the Company or Investor will survive such termination.

13.           MISCELLANEOUS.

a.             A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.             For any Investor that is a partnership, limited liability company or corporation, the partners, members, stockholders, subsidiaries, parents and affiliates of such Investor, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single “Investor”, and any pro rata reduction under this Agreement with respect to such “Investor” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Investor,” as defined in this sentence.

c.             Any notice, consent, waiver, request, instruction or other communication required or permitted to be given under the terms of this Agreement shall be in writing and will be deemed to have been duly given:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Select Comfort Corporation
9800 59th Avenue North
Minneapolis, Minnesota 55442
Attention: Mark Kimball
Facsimile: (763) 551-6888

With a copy to:

Oppenheimer Wolff Donnelly LLP

Plaza VII, Suite 3300

45 South Seventh Street

Minneapolis, MN 55402-1609

Attention: Thomas R. Marek

Facsimile: (612) 607-7100

If to Legal Counsel, to its address and facsimile number provided by the holders of Registrable Securities designating such Legal Counsel pursuant to Section 3(c).

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with copies to such Buyer’s representatives as set forth on such Schedule of Buyers, or, in the case of a Buyer or other party named above, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least 5 days prior to the effectiveness of such change.

If to an Investor (other than the Buyer), to such Investor at the address and/or facsimile number reflected in the records or the Company.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.  Notwithstanding the foregoing, the Company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Section 3(c) to permit Legal Counsel to review such Registration Statement prior to filing (and solely for such purpose) by email to such e-mail address as has been provided for such purpose by Legal Counsel, provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

d.             Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

e.             All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, return receipt requested, or by deposit with a nationally recognized overnight delivery service, to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

f.              This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

g.             Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

h.             The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the meaning or interpretation of, this Agreement.

i.              This Agreement and any amendments hereto may be executed and delivered in two or more identical counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective and binding upon each party hereto when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

j.              Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.             All consents and other determinations to be made by the Investor pursuant to this Agreement shall be made only by the Investor.

l.              The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

m.            Each Buyer and each holder of the Registrable Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity.

n.             This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6(a) and 6(b) hereof, the Investor, any underwriter, and the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act and each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

o.             Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (iii) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

*   *   *   *   *

IN WITNESS WHEREOF, each party hereto has caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

Select Comfort Corporation

By:	/s/ James Raabe
Name:	James Raabe
Title:	Chief Financial Officer

BUYERS:

Sterling SC Investor, LLC
By: Sterling Capital Partners III, L.P.
Its: Sole Member

By: SC Partners III, L.P.
Its: General Partner

By: Sterling Capital Partners III, LLC
Its: General Partner

By:	/s/ R. Christopher Hoehn-Saric
Name:	R. Christopher Hoehn-Saric
Title:	Senior Managing Director

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[TRANSFER AGENT]

Attn:

Re:          Select Comfort Corporation

Ladies and Gentlemen:

We are counsel to Select Comfort Corporation, a Minnesota corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of Common Stock of the Company.  Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on                                , 200 , the Company filed a Registration Statement on Form [S-    ] (File No. 333-                          ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities, which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc:           [LIST NAMES OF HOLDERS]